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                                                                  EXHIBIT 23.1




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                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference into the UroCor, Inc. Registration Statement on Form S-8 relating to the UroCor, Inc. 1997 Employee Stock Purchase Plan of our report dated January 28, 1998, included in UroCor, Inc.'s Annual Report on Form 10-K, for the year ended December 31, 1997.


                                                ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
June 25, 1998.